                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which such attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company upon the exercise of options granted or to be granted under the Cooper Industries, Inc. Employee Stock Purchase Plans; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 6th day of July, 1999.

                                                 /s/ Warren L. Batts
                                                 -------------------------------
                                                 Warren L. Batts

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which such attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company upon the exercise of options granted or to be granted under the Cooper Industries, Inc. Employee Stock Purchase Plans; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 21st day of July, 1999.

                                                 /s/ Alain J. P. Belda
                                                 -------------------------------
                                                 Alain J. P. Belda

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which such attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company upon the exercise of options granted or to be granted under the Cooper Industries, Inc. Employee Stock Purchase Plans; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of July, 1999.

                                                 /s/ Robert M. Devlin
                                                 -------------------------------
                                                 Robert M. Devlin

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which such attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company upon the exercise of options granted or to be granted under the Cooper Industries, Inc. Employee Stock Purchase Plans; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of July, 1999.


                                                 /s/ Clifford J. Grum
                                                 -------------------------------
                                                 Clifford J. Grum

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power and substitution, her true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which such attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company upon the exercise of options granted or to be granted under the Cooper Industries, Inc. Employee Stock Purchase Plans; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as her own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of July, 1999.


                                                 /s/ Linda A. Hill
                                                 -------------------------------
                                                 Linda A. Hill

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which such attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company upon the exercise of options granted or to be granted under the Cooper Industries, Inc. Employee Stock Purchase Plans; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of July, 1999.


                                                 /s/ Harold S. Hook
                                                 -------------------------------
                                                 Harold S. Hook

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which such attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company upon the exercise of options granted or to be granted under the Cooper Industries, Inc. Employee Stock Purchase Plans; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 8th day of July, 1999.


                                                 /s/ Constantine S. Nicandros
                                                 -------------------------------
                                                 Constantine S. Nicandros

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which such attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company upon the exercise of options granted or to be granted under the Cooper Industries, Inc. Employee Stock Purchase Plans; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 8th day of July, 1999.


                                                 /s/ John D. Ong
                                                 -------------------------------
                                                 John D. Ong

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which such attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company upon the exercise of options granted or to be granted under the Cooper Industries, Inc. Employee Stock Purchase Plans; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of July, 1999.


                                                 /s/ Sir Ralph H. Robins
                                                 -------------------------------
                                                 Sir Ralph H. Robins

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which such attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company upon the exercise of options granted or to be granted under the Cooper Industries, Inc. Employee Stock Purchase Plans; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 20th day of July, 1999.


                                                 /s/ Dan F. Smith
                                                 -------------------------------
                                                 Dan F. Smith

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which such attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company upon the exercise of options granted or to be granted under the Cooper Industries, Inc. Employee Stock Purchase Plans; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 7th day of July, 1999.


                                                 /s/ James R. Wilson
                                                 -------------------------------
                                                 James R. Wilson